Income Taxes (Detail) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Deferred tax asset resulting from:
Net operating loss	$ 25,050,750	$ 24,806,175
Research and development tax credits	2,896,079	2,593,792
Capitalized research and development costs	13,568,440	11,900,122
Subtotal	41,515,269	39,300,089
Less valuation allowance	(41,515,269)	(39,300,089)
Net deferred tax asset	$ 0	$ 0